SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2015
CURTISS-WRIGHT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-134	13-0612970
State or Other Jurisdiction of Incorporation or Organization	Commission File Number	IRS Employer Identification No.

13925 Ballantyne Corporate Place, Suite 400

Charlotte, North Carolina	28277
Address of Principal Executive Offices	Zip Code

Registrant's telephone number, including area code: (704) 869-4600
--------------
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On May 13, 2015, the Board of Directors of Curtiss-Wright adopted an amendment to Article III, Section 2, of Curtiss-Wright’s By-Laws, effective immediately, to limit the number of members of the Board of Directors to no more than ten individuals with the exact number of members to be fixed from time to time exclusively by the Board of Directors.

Previously, the By-Laws provided for a maximum number of 11 members. A copy of the Amended and Restated By-Laws is attached hereto as Exhibit 3.1 and incorporated herein by reference. The foregoing description of the amendment to the By-Laws is qualified in its entirety by reference to the full text of the By-Laws.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Amended and Restated By-Laws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURTISS-WRIGHT CORPORATION
By: /s/ Glenn E. Tynan
Glenn E. Tynan
Vice President and
Chief Financial Officer

Date: May 18, 2015